UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 25, 2024

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 E. Seneca Street,	PO Box 460,	Ithaca	New York	14851
(Address of Principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code	(607)	273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

        On October 25, 2024, Tompkins Financial Corporation, (the “Company”) issued a press release announcing its earnings for the calendar quarter ended September 30, 2024. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Items 2.02 and Item 9.01 of this Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under the Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory          Arrangements of Certain Officers

(b)

After serving more than 15 years on the Company's Board of Directors, including over 10 years as Chair, Thomas R. Rochon will retire as of the date of Company's next Annual Meeting of Shareholders to be held in 2025 (the "Annual Meeting"). As of the Annual Meeting, Mr. Rochon will have reached the mandatory retirement age for directors under the Company's Second Amended and Restated Bylaws and Corporate Governance Guidelines. On October 24, 2024, the Company's Board of Directors identified Daniel J. Fessenden to succeed Mr. Rochon as the next Chair of Board of Directors of the Company, effective as of the date of the Annual Meeting. Mr. Fessenden has served on the Board of Directors of the Company since 2009.

Item 8.01 Other Events

On October 24, 2024, the Company's Board of Directors declared a dividend of $0.62 per share, payable on November 15, 2024, to common shareholders of record on November 8, 2024. A copy of the press release, is attached to this Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.        Description

99.1    Press Release of Tompkins Financial Corporation dated October 25, 2024
99.2    Press Release of Tompkins Financial Corporation dated October 25, 2024
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            TOMPKINS FINANCIAL CORPORATION

Date: October 25, 2024         /s/ Stephen S. Romaine
             Stephen S. Romaine
             President and CEO